EXHIBIT 10.16

Schedule 10.16 identifying  contracts that are substantially  similar to Exhibit
10.15 in all material respects except as to the parties thereto, the dates of execution and the loan amount.

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DATE                                     LOAN AMOUNT
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December 1, 2001                         $25,000*
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December 3, 2001                         $25,000*
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December 7, 2001                         $25,000*
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December 3, 2001                         $25,000
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December 6, 2001                         $25,000
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December 12, 2001                        $25,000
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December 19, 2001                        $25,000
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December 26, 2001                        $25,000
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December 26, 2001                        $25,000
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January 4, 2002                          $25,000
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January 21, 2002                         $25,000
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February 11, 2002                        $25,000
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February 14, 2002                        $25,000
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*Note repaid







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